Citizens Effingham Bancshares, Inc. and Subsidiary
CERTIFICATION PURSUANT TO
18 U.S.C. SECTION 1350
AS ADOPTED PURSUANT TO
SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002
For the Six Months Ended June 30, 2005
Exhibit 32.1
      In connection with the Quarterly Report of Citizens Effingham Bancshares, Inc. and Subsidiary (the “Company”) on Form 10-QSB for the period ending June 30, 2005 as filed with the Securities and Exchange Commission on the date hereof (the “Report”), I, Harry H. Shearouse, President and Chief Executive Officer, certify pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:
(1)	To the best of my knowledge, the Report fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and
(2)	To the best of my knowledge, the information contained in the Report fairly presents, in all material respects, the financial condition and results of operation of the Company.
August 15, 2005
/s/Harry H. Shearouse

Harry H. Shearouse
President and Chief Executive Officer